EXHIBIT 99.1

                         CONSENT SUPERVISORY AGREEMENT

     This Supervisory Agreement (Agreement) is made and is effective this
3/rd/ day of December, 2001 (Effective Date), by and between Approved Federal
-----
Savings Bank, Virginia Beach, Virginia, OTS Docket No. 08569 (Approved or the Association), a federally chartered stock savings association, and the Office of Thrift Supervision (OTS), a bureau of the United States Department of the Treasury, acting through its Southeast Regional Director or his designee (Regional Director).

     WHEREAS, the parties hereto acknowledge that this is a consent supervisory agreement, voluntarily entered into by the parties in their mutual efforts to improve the Association;

     WHEREAS, the OTS is the primary federal regulator of the Association;

     WHEREAS, based upon: (i) the April 2, 2001 OTS Safety and Soundness Report of Examination of Approved (SROE), (ii) the April 2, 2001 OTS examination of Approved Financial Corporation (AFC), the Association's holding company, (HC
ROE); (iii) the September 25, 2000 OTS Compliance Examination Report (CROE); and
(iv) the results of the OTS's ongoing Field Visit that began on June 6, 2001 (Field Visit), the OTS is of the opinion that the Association has engaged in acts and practices that: (a) have resulted in violations of certain of the laws or regulations to which the Association is subject; and (b) are considered to be unsafe and unsound;

     WHEREAS, as a result of the foregoing, the OTS is of the opinion that grounds exist for the initiation of an administrative proceeding against the Association;

     WHEREAS, as a result of the foregoing, the OTS issued a Directive to the Association dated April 20, 2001, requiring specific immediate actions by the Association and changes in future operations;

     WHEREAS, on September 24, 2001, the Association submitted a written plan addressing issues raised in the SROE, and on September 7, 2001, resubmitted a revised version of a compliance plan originally dated February 19, 2001, relating to issues in the CROE, and which together will be referred to as the "Compliance Plan";

     WHEREAS, the OTS and the Association are of the view that it is appropriate for the Association to enter into this Agreement and to take measures intended to ensure that the Association will: (i) comply with all applicable laws and regulations; and (ii) engage in safe and sound practices; and

     WHEREAS, the Association, acting through its Board of Directors (Board), without admitting or denying that such grounds exist except those as to jurisdiction, which are admitted, wishes to cooperate with the OTS and to evidence the intent to: (i) comply with all applicable laws and regulations; and
(ii) engage in safe and sound practices.
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Approved Federal Savings Bank, Virginia Beach, Virginia (OTS No. 08569)
Supervisory Agreement (12/03/01)
Page 2


     NOW THEREFORE, in consideration of the above premises and the mutual undertakings set forth herein, the parties hereto agree as follows:

1.   Compliance With Laws, Regulations & Safe and Sound Practices.
     -------------------------------------------------------------

     The Association, its directors, officers, employees, agents, and subordinate organizations shall take all necessary and appropriate actions to achieve compliance with the following laws, regulations, and safe and sound business practices:

     a.   12 U.S.C. (S)1468 (Transactions with Affiliates)

     b.   12 U.S.C. (S)2601 et seq. (Real Estate Settlement Procedures)

     c.   15 U.S.C. (S)1601 (Truth in Lending)

     d.   12 C.F.R. (S)226.32 (Truth in Lending)

     e.   12 U.S.C. (S)2301 (Home Mortgage Disclosure)

     f.   12 C.F.R. (S)203.1 et seq.

     g.   12 U.S.C. (S)1464(v) (Financial Reporting)

     h.   12 C.F.R. (S)563.170(c) (Financial Reporting)

     i.   12 C.F.R. (S)(S) 563.550, 563.555, and 563.560 (Notice of Change of
Director or Senior Executive Officer;

     j. 12 C.F.R. (S) 563.161 and Thrift Activities Handbook Section 310 (Director and Officer Contracts and Compensation);

     k.   12 C.F.R. (S) 502 and Thrift Bulletin 48-17 (Fees).

     l.   Thrift Activities Handbook Section 310 (Third Party Contracts); and

     m.   Regulatory Bulletin (RB) 3b (Asset Growth).

2.   Promissory Note.
     ---------------

     On or before the Effective Date of this Agreement, Approved must obtain a note from AFC, in the form mutually agreed upon by the Association and the OTS, evidencing AFC's legal obligation to repay the Association $3,049,264.00 (Note). Upon execution, the Note shall be incorporated into this Agreement, it may not be amended without the written approval of the
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Approved Federal Savings Bank, Virginia Beach, Virginia (OTS No. 8569)
Supervisory Agreement (12/03/01)
Page 3

Regional Director, and any deviation from the approved terms of the Note shall be a violation of this Agreement.

3.  Lending.
    -------

     The Board has submitted to the Regional Director, for his prior written approval a comprehensive policy addressing the lending issues raised by the SROE (Lending Policy). The OTS is currently reviewing the Lending Policy to determine whether it complies with the minimal standards outlined in subsection a, below.

     a.   The Lending Policy must include, at a minimum:

          i. provisions ensuring that for any assignment or transfer of loans or any other assets (Assets) from the Association to AFC, Approved simultaneously receives full payment, in cash, for each Asset assigned or transferred;

          ii. provisions stipulating that Approved may only underwrite and originate loans that meet the underwriting standards and criteria of the various investors that purchase those loans and that all loans made and funded by Approved must be saleable under those standards;

          iii. provisions that will prevent Approved from underwriting and originating loans that would increase the dollar amount of, or the number of loans included in, its portfolio of loans held for yield; and

          iv. a detailed fee schedule and written rationale for proposed future charges to Approved for any services rendered to it by AFC and its employees.

     b. The Lending Policy shall conform to all applicable statutes, regulations, OTS policy and guidance. The Board shall make all changes to the Lending Policy required by the Regional Director within 10 days of receipt of written direction from the Regional Director. Upon approval by the Regional Director, the Lending Policy shall be incorporated into this Agreement and any deviation from the approved terms of the Lending Policy shall be a violation of this Agreement. All reports required by the Lending Policy, together with applicable Board minutes relating to them, shall be transmitted to the Regional Director no later than 15 days after the Board meeting at which they are presented. If, thereafter, the Association proposes changes to the Lending Policy, the Regional Director must approve such changes in writing at least 30 days prior to their implementation.

4. Consumer Compliance.
   -------------------
     The Board has submitted to the Regional Director, for his prior written approval, revisions to update and amend the Association's September 7, 2001 Consumer Compliance Plan
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Approved Federal Savings Bank, Virginia Beach, Virginia (OTS No. 08569)
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Page 4

to address certain issues raised by the CROE (Consumer Compliance Policy). The OTS is currently reviewing the Consumer Compliance Policy to determine whether it complies with the minimal standards outlined in subsections a through e, below.

     a. The Consumer Compliance Policy must include, at a minimum, the following provisions relating to administration:

          i. procedures for a reporting mechanism to permit the Board to determine that Management is completing the compliance procedures set forth in the Consumer Compliance Policy;

          ii. procedures that will ensure all loans adhere to risk-based pricing guidelines, and that broker and loan fees are not excessive, and requiring detailed written explanations of variations from investor rate sheets;

          iii. procedures to enhance record retention and ensure compliance with regulatory requirements;

          iv. procedures requiring all loans include an analysis of the borrower's ability to repay the loan from assets or income independent of the collateral for the loan;

          v. procedures requiring that the analysis set forth in iv., above, will include, without limitation, applicable debt to income ratios, sources of income, and the impact of any pre-payment or balloon features of the loan; and

          vi. the procedures in iv and v above shall be implemented regardless of whether the Association is required by Section 3(a)(ii) to adhere to underwriting guidelines of individual investors that do not include such procedures.

     b. The Consumer Compliance Policy must include, at a minimum, the following provisions relating to the Home Mortgage Disclosure Act:

          i. procedures implementing a program of testing data generated pursuant to the requirements of the Home Mortgage Disclosure Act (HMDA) and Regulation C (12 C.F.R. Part 203); and

          ii. procedures ensuring that specific fields are being completed correctly.

     c. The Consumer Compliance Policy must include, at a minimum, the following provisions relating to the Truth in Lending Act:

          i. procedures ensuring that the Association will address the 14 loans
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Supervisory Agreement (12/03/01)
Page 5


identified at page 10 of the CROE that violate the provisions of 12 C.F.R.
(S)226.32;

          ii. a plan, acceptable to the Regional Director, that will relieve these 14 borrowers from paying a prepayment penalty on the loans in question; and

          iii. provisions ensuring that the Board will adopt procedures requiring that the Compliance Officer review all advertisements and mailers to be used by the Association prior to their dissemination, and that the average rate paid by its borrowers for a particular type of loan be displayed at least as prominently as its best rate in any written advertisement.

     d. The Consumer Compliance Policy must include, at a minimum, the following provisions relating to the Real Estate Settlement Procedures Act (RESPA):

          i. procedures ensuring that loan and broker fees actually charged to customers reasonably approximate those disclosed in the Good Faith Estimates;

          ii. procedures providing for implementation of a signed agreement between broker and applicant regarding loan fees at the time the Good Faith Estimate is given;

          iii. procedures providing for approval of the loan by Approved's Compliance Committee where loan fees charged by a broker exceed the Good Faith Estimate by 25% or more; and

          iv. procedures providing that all such approvals by the Compliance Committee must be reported to the Board on a quarterly basis no later than 30 days after the end of each calendar quarter during which the Consumer Compliance Policy is in effect.

     e. The following portions of the Association's September 7, 2001 Compliance Plan submission shall become part of the Consumer Compliance Policy and are incorporated herein by reference: (i) procedures for transactional reviews to detect errors; (ii) procedures for development of a schedule for compliance training and centralization of records; (iii) procedures to ensure that personnel verify the accuracy and timeliness of ARM loan adjustments; and
(iv) procedures for correction of the standard servicing transfer letter.

     f. The Consumer Compliance Policy shall conform to all applicable statutes, regulations, OTS policy and guidance. The Board shall make all changes to the Consumer Compliance Policy required by the Regional Director within 10 days of receipt of written direction from the Regional Director. Upon approval by the Regional Director the Consumer Compliance Policy shall be incorporated into this Agreement and any deviation from the approved terms of the Consumer Compliance Policy shall be a violation of this Agreement. All reports required by the Consumer Compliance Policy, together with applicable Board minutes relating to them, shall be transmitted to the Regional Director no later than 15 days after the

Approved Federal Savings Bank, Virginia Beach, Virginia (OTS No. 08569) Supervisory Agreement (12/03/01)
Page 6

Board meeting at which they are presented. Any reimbursement of pre-payment penalties called for by this section shall be completed within 90 days of the Effective Date. If, thereafter, the Association proposes changes to the Consumer Compliance Policy, the Regional Director must approve such changes in writing at least 30 days prior to their implementation.

5.        Operational Policies and Procedures.
          -----------------------------------

          The Board has submitted to the Regional Director, for his prior written approval, a comprehensive policy addressing the operational and policy procedures issues raised by the 2001 Field Visit (Operations Policy). The OTS is currently reviewing the Operations Policy to determine whether it complies with the minimal standards outlined in subsection a, below.

     a.   The Operations Policy must include, at a minimum:

          i. procedures to ensure that Approved complies with Section 11 of the Home Owners' Loan Act, 12 U.S.C. (S) 1468, Sections 23A and 23B of the Federal Reserve Act, 12 U.S.C. (S)(S)371c and 371c-1, and 12 C.F.R. (S)(S)563.41 and 563.42;

          ii. procedures, in connection with Section 5(a)(i), above, that operate to prohibit AFC from withholding or retaining funds due to Approved from loan servicing activities, and that prevent the establishment of additional receivables in connection with funds owed by AFC to Approved;

          iii. procedures to ensure that Approved uses its best efforts to obtain adequate warehouse line of credit facilities at the Association for the purpose of providing additional funding sources for loans held for sale;

          iv. procedures to ensure the Association adopts a policy that no request for dividends will be made to OTS until Approved's regulatory capital levels are restored to at least the levels reported as of December 31, 2000; and the Association will remain well-capitalized following the payment of the dividend; and

          v. procedures to ensure the Association develops a plan to achieve operational efficiencies through ongoing cost controls and ongoing efforts to reduce the average time that loans are held by Approved before the loans are sold.

     b. The Operations Policy shall conform to all applicable statutes, regulations, OTS policy and guidance. The Board shall make all changes to the Operations Policy required by the Regional Director within 10 days of receipt of written direction from the Regional Director. Upon approval by the Regional Director, the Operations Policy shall be incorporated into this Agreement and any deviation from the approved terms of the Operations Policy shall be a violation of this Agreement. All reports required by the Operations Policy, together with applicable Board minutes relating to them, shall be transmitted to the Regional Director no later
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Approved Federal Savings Bank, Virginia Beach, Virginia (OTS No. 08569)
Supervisory Agreement (12/03/01)
Page 7

than 15 days after the Board meeting at which they are presented. If, thereafter, the Association proposes changes to the Lending Policy, the Regional Director must approve such changes in writing at least 30 days prior to their implementation.

6.        Financial Reporting.
          -------------------

          The Board has submitted to the Regional Director for his prior written approval, a comprehensive policy addressing the financial reporting issues raised by the SROE (Financial Reports Policy). The OTS is currently reviewing the Financial Reports Policy to determine whether it complies with the minimal standards outlined in subsections a, b, c, and d, below.

     a. The Financial Reports Policy shall contain provisions ensuring that the OTS is provided the following Daily Financial Reports based on consolidated activity for AFC and Approved as of the 15th and final day of each calendar month:

          i. Loan Funding Report listing by day the number and dollar amount of loans funded, categorized by retail conforming, retail non-conforming, retail government, wholesale -East Division, and wholesale - West Division;

          ii. Loan Sales Report listing by day the number and dollar amount of loans sold to investors and average sales premiums, categorized by investor;

          iii. Sources of Funds Report listing by day the aggregate balance of deposit liabilities, the balance and unused capacity of all other borrowings, categorized by source, and the balance of liquid assets, categorized by type; and

          iv. The Report Policy also must include provisions to ensure that OTS is provided each Daily Financial Report as of the 15th day of the month no later than the 20th day of the month and each Daily Financial Report as of month end no later than the 5th day of the following month.

      b. The Board shall also adopt provisions ensuring that OTS is provided the following Monthly Financial Reports no later than the 30th day of the month following the month for which the report is prepared:

          i.   Monthly Income Statement (consolidated and thrift-only);

          ii. Month-end Statement of Financial Condition (consolidated and thrift only); and

          iii. Month-end Deposit Maturity Schedule.
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Approved Federal Savings Bank, Virginia Beach, Virginia (OTS No. 8569)
Supervisory Agreement (12/03/01)
Page 8

     c. The Board shall further adopt provisions to ensure that on each financial reporting date:

          i. management evaluates and reports all held for sale loans at the lower of cost or market value;

          ii. any decline in value, including those attributable to credit quality, are accounted for as increases in a valuation allowance for held-for-sale loans, not as adjustments to the allowance for loan and lease losses
(ALLL);

          iii. such valuation allowances are not reported as part of ALLL; and

          iv. are not eligible for inclusion in Tier 2 capital for risk based capital purposes.

     d. The Financial Reports Policy must include provisions to ensure that any reports filed with OTS, whether pursuant to the Financial Reports Policy or otherwise, are complete, accurate, free from misrepresentation and in compliance with 12 C.F.R. (S)562.2(b)(1), the TFR Instructions and any directives of OTS.

     e. The Financial Reports Policy shall conform to all applicable statutes, regulations, OTS policy and guidance. The Board shall make all changes to the Financial Reports Policy required by the Regional Director within 10 days of receipt of written direction from the Regional Director. Upon approval by the Regional Director, the Financial Reports Policy shall be incorporated into this Agreement and any deviation from the approved terms of the Financial Reports Policy shall be a violation of this Agreement. All Board minutes relating to reports required by the Financial Reports Policy shall be transmitted to the Regional Director no later than 15 days after the Board meeting at which they are presented. If, thereafter, the Association proposes changes to the Financial Reports Policy, the Regional Director must approve such changes in writing at least 30 days prior to their implementation.

7.   Modeling Tool.
     -------------

     The Board has submitted to the Regional Director, for his prior written approval, a modeling tool for the purpose of forecasting, monitoring and stress testing projections of operational performance and balance sheet composition of both the Association and AFC (Modeling Tool). The OTS is currently reviewing the Modeling Tool to determine whether it complies with the minimal standards outlined in subsection a, below.

     a.  The Modeling Tool must include, at a minimum:
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Approved Federal Savings Bank, Virginia Beach, Virginia (OTS No. 08569)
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          i.   the capability of projecting profit and loss, balances of loans held for sale, and adequacy of regulatory capital given inputs of projected loan origination and sale volumes and other inputs and assumptions; and

          ii. provisions that require it be used quarterly, and the results of the tests conducted be reported in the minutes of the Board.

     b. The Modeling Tool shall conform to all applicable statutes, regulations, OTS policy and guidance. The Board shall make all changes to the Modeling Tool required by the Regional Director within 30 days of receipt of written direction from the Regional Director. Upon approval by the Regional Director, the Modeling Tool shall be incorporated into this Agreement and any deviation from the approved terms of the Modeling Tool shall be a violation of this Agreement. All reports required by the Modeling Tool, together with applicable Board minutes relating to them, shall be transmitted to the Regional Director no later than 15 days after the Board meeting at which they are presented. If, thereafter, the Association proposes changes to the Modeling Tool, the Regional Director must approve such changes in writing at least 30 days prior to their implementation.

8.   Director Responsibility.
     -----------------------

     Notwithstanding the requirements of this Agreement that the Board submit various matters to the Regional Director for the purpose of receiving his approval, non-objection or notice of acceptability, such regulatory oversight does not derogate or supplant each individual director's continuing fiduciary duty. The Board shall have the ultimate responsibility for overseeing the safe and sound operation of the Association at all times, including compliance with the determinations of the Regional Director as required by this Agreement.

9.   Compliance with Agreement.
     -------------------------

     a. The Board and officers of the Association shall take immediate action to cause the Association to comply with the terms of this Agreement and shall take all actions necessary or appropriate thereafter to cause the Association to continue to carry out the provisions of this Agreement.

     b. The Board, on a quarterly basis, shall adopt a board resolution (the Compliance Resolution) formally resolving that, following a reasonably diligent inquiry of relevant information (including reports of management), to the best of its knowledge and belief, during the immediately preceding calendar quarter, the Association has complied with each provision of this Agreement currently in effect, except as otherwise stated. The Compliance Resolution shall: (i) specify in detail how, if at all, full compliance was found not to exist, and (ii) identify all notices of exemption or non-objection issued by the Regional Director that were outstanding as of the date of its adoption.
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Supervisory Agreement (12/03/01)
Page 10

     c. The minutes of the meeting of the Board shall set forth the following information with respect to the adoption of each Compliance Resolution: (i) the identity of each director voting in favor of its adoption, and (ii) the identity of each director voting in opposition to its adoption or abstaining from voting thereon, setting forth each such director's reasoning for opposing or abstaining.

     d. Within 30 calendar days after the end of each calendar quarter, beginning with the end of the first calendar quarter following the Effective Date, the Association shall provide to the Regional Director a certified true copy of the Compliance Resolution[s] adopted at the Board meeting. The Board, by virtue of the Association's submission of a certified true copy of such Compliance Resolution to the Regional Director, shall be deemed to have certified to the accuracy of the statements set forth in each Compliance Resolution, except as provided below. In the event that one or more directors do not agree with the representations set forth in a Compliance Resolution, such disagreement shall be noted in the minutes of the Association.

     e. The Board shall promptly respond to any request from the OTS for documents to demonstrate compliance with this Agreement.

10.  Definitions.
     -----------

     All technical words or terms used in this Agreement for which meanings are not specified or otherwise provided by the provisions of this Agreement shall, insofar as applicable, have meanings as defined in Chapter V of Title 12 of the Code of Federal Regulations, HOLA, FDIA or OTS Memoranda. Any such technical
---------------------------
words or terms used in this Directive and undefined in said Code of Federal
                                                            ---------------
Regulations, HOLA, FDIA, or OTS Memoranda shall have meanings that are in
-----------
accordance with the best custom and usage in the savings and loan industry.

11.  Successor Statutes, Regulations, Guidance, Amendments.
     -----------------------------------------------------

     Reference in this Agreement to provisions of statutes, regulations, and OTS Memoranda shall be deemed to include references to all amendments to such provisions as have been made as of the Effective Date and references to successor provisions as they become applicable.

12.  Notices.
     -------

     Except as otherwise provided herein, any request, demand, authorization, direction, notice, consent, waiver or other document provided or permitted by the Agreement to be made upon, given or furnished to, delivered to, or filed with:

     a. The OTS by the Association, shall be sufficient for every purpose hereunder if in writing and mailed, first class, postage prepaid or sent via overnight delivery service or physically delivered, in each case addressed to the Regional Director, Office of Thrift Supervision, Department of the Treasury, 1475 Peachtree Street, N.E., Atlanta, Georgia, 30309,
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Approved Federal Savings Bank, Virginia Beach, Virginia (OTS No. 08569)
Supervisory Agreement (12/03/01)
Page 11

or telecopied to (404) 897-1861 and confirmed by first class mail, postage prepaid, overnight delivery service or physically delivered, in each case to the above address.

     b. The Association by the OTS, shall be sufficient for every purpose hereunder if in writing and mailed, first class, postage prepaid or sent via overnight delivery service or physically delivered, in each case addressed to the Association at 1716 Corporate Landing Parkway, Suite 200, Virginia Beach, Virginia 23454 and confirmed by first class mail, postage prepaid, overnight delivery service or physically delivered, in each case to the above address.

13.  Duration, Termination or Suspension of Agreement.
     ------------------------------------------------

     a. This Agreement shall: (i) become effective upon its execution by the OTS, through its authorized representative whose signature appears below, and
(ii) remain in effect until terminated, modified or suspended in writing by the OTS, acting through its Director or the Regional Director (including any authorized designee thereof).

     b. The Regional Director in his sole discretion, may, by written notice, suspend any or all provisions of this Agreement.

14.  Time Limits.
     -----------

     Time limitations for compliance with the terms of this Agreement run from the Effective Date, unless otherwise noted.

15.  Effect of Headings.
     ------------------

     The Section headings herein are for convenience only and shall not affect the construction hereof.

16.  Separability Clause.
     -------------------

     In case any provision in this Agreement is ruled to be invalid, illegal or unenforceable by the decision of any Court of competent jurisdiction, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby, unless the Regional Director in his sole discretion determines otherwise.

17.  No Violations of Law, Rule, Regulation or Policy Statement Authorized; OTS
     --------------------------------------------------------------------------
     Not Restricted.
     ---------------

     Nothing in this Agreement shall be construed as: (i) allowing the Association to violate any law, rule, regulation, or policy statement to which it is subject, or (ii) restricting the OTS from taking such action(s) as are appropriate in fulfilling the responsibilities placed upon it by

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Supervisory Agreement (12/03/01)
Page 12

law, including, without limitation, any type of supervisory, enforcement or resolution action that the OTS determines to be appropriate.

18.  Successors in Interest/Benefit.
     ------------------------------

     The terms and provisions of this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their successors in interest. Nothing in this Agreement, express or implied, shall give to any person or entity, other than the parties hereto and the Federal Deposit Insurance Corporation and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.

19.  Signature of Directors.
     ----------------------

     Each Director signing the Agreement attests, by such act, that she or he voted in favor of a Board resolution authorizing the execution of this Agreement by the Association.

20.  Integration Clause.
     -------------------

     This Agreement represents the final written agreement of the parties with respect to the subject matter hereof and constitutes the sole agreement of the parties, as of the Effective Date, with respect to such subject matter. However, upon approval by the Regional Director, all policies required by this Agreement shall become part of this Agreement and any deviation from these policies shall be deemed a violation of this Agreement.

21.  Enforceability of Agreement.
     ---------------------------

     The Association represents and warrants that this Agreement has been duly authorized, executed, and delivered, and constitutes, in accordance with its terms, a valid and binding obligation of the Association. The Association acknowledges that this Agreement, is a "written agreement" entered into with the OTS within the meaning of Section 8 of the FDIA 12 U.S.C. (S)1818.

Approved Federal Savings Bank, Virginia Beach, Virginia (OTS No. 08569) Supervisory Agreement (12/03/01)
Page 13


     IN WITNESS WHEREOF, the OTS, acting by and through the Regional Director and the Association, in accordance with a duly adopted resolution of its Board, hereby execute this Agreement as of the Effective Date.


OFFICE OF THRIFT SUPERVISION            THE ASSOCIATION

By:                                     By:



___________________________________     ____________________________
John E. Ryan                            Jean S. Schwindt
Regional Director                       Director/President


___________________________________     ____________________________
Neil W. Phelan                          Barry Epstein
Director/Executive Vice president       Director/Managing Director




___________________________________     ____________________________
Eric S. Yeakel                          Dennis J. Pitocco
Director                                Director



___________________________________     ____________________________
Leon H. Perlin                          Stanley W. Broaddus
Director                                Director

                                PROMISSORY NOTE


  Three Million Forty Nine Thousand Two Hundred Sixty Four and 00/100 Dollars

                                ($3,049,264.00)


     FOR VALUE RECEIVED, the undersigned, APPROVED FINANCIAL CORPORATION (MAKER), hereby promises to pay to the order of APPROVED FEDERAL SAVINGS BANK, a savings association chartered under the laws of the United States and having its principal business office at 1716 Corporate Landing Parkway, Suite 200, Virginia Beach, Virginia (HOLDER), by wire transfer, on or before January 1, 2007 (as provided herein), in lawful money of the United States, the principal sum of Three Million Forty Nine Thousand Two Hundred Sixty Four and 00/100 Dollars ($3,049,264.00), together with interest on the unpaid principal balance of this Note outstanding from time to time from the date hereof until this Note and all accrued interest thereon is fully paid at the Interest Rate, as hereinafter defined (computed on the basis of the actual number of days elapsed in a 365-day year).

     From and after the date hereof, interest on this note shall begin to accrue. Interest on this note shall be paid in consecutive quarterly installments, commencing on January 1, 2002, and on the first day of April, July, October, and January thereafter (each such date shall sometimes herein be called a Payment Date). Interest hereunder due and payable on each Payment Date shall be calculated as of and shall accrue through the last day of the month immediately preceding each such Payment Date (each such quarterly period shall sometime herein be called a Payment period). Principal on this note shall be paid in quarterly installments, beginning on July

1, 2002, and each Payment Date thereafter. Principal payments shall be equal to 1/40th of the face amount of this note, or $76, 231.60. However, the payment on July 1, 2007 will be a balloon payment of the remaining principal balance and all accrued and unpaid interest.

     Except for any assignment made in connection with the HOLDER'S pledge of this Note to secure any indebtedness, this Note shall not otherwise be assignable or negotiable without the prior written consent of the MAKER. Subject to the preceding sentence, the provisions of this Note shall inure to the benefit of and be a binding obligation of any successor in interest to the HOLDER and MAKER, respectively.

     1.   Determination of Interest Rate. As used herein, for any Payment Period
          ------------------------------
the term "Interest Rate" means the rate of interest determined through application of the following formula: Prime-Rate + 100 basis points. To determine the interest payment during each payment period, MAKER shall multiply the outstanding principal balance times the interest rate times 1/365th for each day during the payment period. At the end of the payment period, MAKER shall pay, on the Payment Date, the sum of each of these daily calculations. For purposes of the formula, Prime Rate means the Prime Rate published by the Wall Street Journal on each business day. For calculations on Saturday and Sunday, MAKER shall use the Prime Rate effective the prior Friday. MAKER shall adjust the interest rate used for each day based on any applicable adjustment in the published Prime Rate.

     2.   Prepayment of Principal and Interest. The MAKER may, at its option, at
          ------------------------------------
any time or from time to time prepay all or any portion of the principal balance of this Note, without premium or penalty, upon 15 days prior written notice delivered to the HOLDER, provided that such prepayment shall be made together with accrued and unpaid interest on the principal amount so prepaid to the date of such prepayment.

     3.   Events of Default; Acceleration of Principal and Interest. If the
          ---------------------------------------------------------
MAKER shall fail to pay any principal or interest when due and payable hereunder and such failure shall continue for 15 days after written demand for such payment has been delivered to the MAKER by the HOLDER, if the Maker experiences a material adverse change in its financial or operating condition, or if the MAKER shall fail to observe and perform any of its covenants or agreements hereunder and such failure shall continue for 15 days after written notice thereof has been delivered to the MAKER by the HOLDER, there shall be an Event of Default. If an Event of Default shall occur, the HOLDER may by further written notice delivered to the MAKER declare the entire unpaid principal balance hereunder and all accrued and unpaid interest thereon to be immediately due and payable, whereupon the same shall forthwith become due and payable without any presentment or further demand or notice of any kind, all of which are hereby expressly waived by the MAKER. HOLDER shall not undertake any action to declare an Event of Default without the prior written approval of the Regional Director of the Southeast Region of the Office of Thrift Supervision
(OTS) (Regional Director) The HOLDER shall certify to the OTS that payment has been made after each quarterly installment has been paid, and shall immediately notify the OTS of an event of default. The Regional Director may, upon the occurrence of the above, require the HOLDER to declare an Event of Default, which HOLDER agrees it will do if so directed.

     4.   Replacement of a Lost, Stolen, Destroyed or Mutilated Note. Upon
          ----------------------------------------------------------
receipt of evidence reasonably satisfactory to the MAKER of the loss, theft, destruction, or mutilation of this Note and, in the case of any such loss, theft, or destruction, upon receipt of indemnity reasonably satisfactory to the MAKER, or, in the case of any such mutilation, upon surrender and cancellation of this Note, the MAKER will, at the HOLDER'S expense, issue and deliver to the HOLDER, in lieu of or in exchange for such lost, stolen, destroyed or mutilated Note, a new note of like tenor and having a principal amount and accrued interest thereon equal to the unpaid principal balance of this Note and the accrued interest thereon, if any.

     5. Delivery of Notices. Except as otherwise provided herein, any request,
        -------------------
demand, authorization, direction, notice, consent, waiver or other document provided or permitted by the Agreement to be made upon, given or furnished to, delivered to, or filed with:

     a. The HOLDER by the MAKER, shall be sufficient for every purpose hereunder if in writing and mailed, first class, postage prepaid or sent via overnight delivery service or physically delivered at 1716 Corporate Landing Parkway, Suite 200, Virginia Beach, Virginia 23454, and confirmed by first class mail, postage prepaid, overnight delivery service or physically delivered, in each case to the above address, with a copy addressed to the Regional Director, Office of Thrift Supervision, Department of the Treasury, 1475 Peachtree Street, N.E., Atlanta, Georgia, 30309, or telecopied to (404) 897-1861.

     b. The MAKER by the HOLDER, shall be sufficient for every purpose hereunder if in writing and mailed, first class, postage prepaid or sent via overnight delivery service or physically delivered, at 1716 Corporate Landing Parkway, Suite 200, Virginia Beach, Virginia 23454 and confirmed by first class mail, postage prepaid, overnight delivery service or physically delivered, in each case to the above address, with a copy addressed to the Regional Director, Office of Thrift Supervision, Department of the Treasury, 1475 Peachtree Street, N.E., Atlanta, Georgia, 30309, or telecopied to (404) 897-1861.

     6.   Governing Law. This Note shall be governed by and construed in
          -------------
accordance with the substantive laws of the State of Virginia, except where such instruments are controlled by statutes, regulations, rulings or interpretations of the Federal Government of the United States of America or any agency thereof.

7.   Headings. The headings of the paragraphs of this Note are for convenience
     --------
only and do not constitute a part of this Note.

     IN WITNESS WHEREOF, the MAKER has caused this note to be duly executed and sealed as of the date first written above.

ATTEST:                             APPROVED FINANCIAL CORPORATION

                                    By:  Allen D. Wykle
                                       -----------------------------------
                                         Chief Executive Officer

Agreed to and Acknowledged:         APPROVED FEDERAL SAVINGS BANK



                                    By:  Jean Schwindt
                                       -----------------------------------
                                                 President


Dated: November 28, 2001
       -----------------